LEASE
                                      -----

LEASE, made this 15th day of December, 1998, between:

         GARY GOLDBERG, D/B/A MONTEBELLO PARK

         (hereinafter referred to interchangeably as "Lessor, Landlord, or Owner")

                                       AND

         SEAK, INTERNATIONAL

         (hereinafter referred to interchangeably as "Lessee or Tenant")

1.       DESCRIPTION.

         Lessor hereby leases to Lessee and Lessee hereby hires from Lessor the following space:

         Approximately 633 gross square feet (hereinafter referred to as the "Demised Premises or Premises") as shown on the plan or plans, initialed by the parties hereto, marked "Exhibit A" and made a part of this Lease in the building located at 75 Montebello Road, Suffern, New York 10901 (hereinafter referred to as the "Building"), which is situated on that certain parcel of land (hereinafter referred to as the "Office Building Area"), together with the right to use in common with other Lessees of the Building, their invitees, customers, and employees, the lobby, stairways, elevators, if any, halls, toilet and sanitary facilities; and all other general common facilities contained in the Building and such parking as in Paragraph 41, provided. The above computation includes 2.51% percent of the total building area.

2.       TERM.

         The premises are leased for a term of THREE(3) YEARS to commence on January 1, 1999 and end at 12:00 midnight on December 31, 200l provided that if Lessor, for any reason whatsoever, cannot deliver possession of the Premises to Lessee at the commencement of the agreed term, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but, in that event, the Lease term shall be for the full term as specified above to commence from and after the date Lessor shall have delivered possession of the Premises and to terminate midnight of the day immediately preceding said third anniversary of the commencement date and Lessor and Lessee shall, by a writing signed by the parties, ratify and confirm said commencement and termination dates. Notwithstanding anything to the contrary contained herein, if the Premises are not delivered to Lessee on or before January 1, 1999 for any reason whatsoever (except for the reasons due to the acts or omissions of Lessee), then Lessee may cancel this Lease on thirty (30) days prior notice to Lessor of its intent to do so, which notice may be given on or after January 1, 1999 and unless possession is delivered prior to the expiration of said thirty (30) day period this Lease shall terminate, and any advance rent and security shall he promptly returned to Lessee.

         If permission is given to Tenant to enter into the possession of the Demised Premises prior to the date specified as the commencement of the term of this Lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all terms, covenants, conditions, and provisions of this Lease, except as to the covenant to pay rent. The provisions of this article are included to constitute "an express provision to the contrary" within the meaning of Section 223a of the New York Real Property Law.

3.       BASIC RENT.

         The Lessee shall pay to the Lessor during the term, basic rent in the amount of THIRTEEN THOUSAND, SIX HUNDRED NINE DOLLARS AND NO 50/100 ($13,609.50), per annum, or FORTY THOUSAND, EIGHT HUNDRED TWENTY-EIGHT DOLLARS AND 50/100 ($40,828.50) for the entire term (hereinafter referred to as "rent or basic rent"), payable in equally monthly installments of ONE THOUSAND, ONE HUNDRED THIRTY-FOUR DOLLARS AND 12/100 ($1,134.12) on the first day of each month.

         The rent shall be due and payable on the first day of each calendar month, in such coin of currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. The basic rent shall accrue at the rate as described above, except that a proportionately lesser sum may be paid for the first and last month of the term of this Lease, if the term commences on the date other than the first day of the month. The basic rent shall be payable at the office of the Lessor, at the address set forth, or as may otherwise be directed by notice from the Lessor to the Lessee. Lessor acknowledges receipt from Lessee of the sum of ONE THOUSAND EIGHT HUNDRED FORTY-FOUR DOLLARS AND 05/100 ($l,844.05) which represents the first month's rent, two months security, LESS A CREDIT of ONE THOUSAND, FIVE HUNDRED FIFTY-EIGHT DOLLARS AND 32/100 ($1,558.32) for security under the Tenant's existing lease from a different space in the building.

         Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Owner the Demised Premises, broom cleat, in good order and condition, ordinary wear and tear, damage which Landlord is required to repair damages which Tenant is not required to repair as provided elsewhere in this Lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this Lease shall expire at noon on the preceding Saturday unless it be a legal holiday, in which case it shall expire at noon on the preceding business day.

4.       USE AND OCCUPANCY.

         Lessee shall use and occupy the Premises as a management consulting company.

5.       COVENANT TO PAY RENT.

         Lessee shall pay basic tent in equal monthly installments, and any additional rent, as hereinafter provided, to Lessor at Lessor's above stated address, or at such other place as Lessor may designate in writing, without demand and without counterclaim, deduction, or set off.

         In the event that, at the commencement of the term of this Lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another Lease with Owner or with Owner's predecessor in interest, and such default remains uncured beyond the expiration of the applicable grace period Owner may, at Owner's option and without notice to Tenant, add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

6.       CARE AND REPAIR OF PREMISES.

         Lessee shall commit no act of waste and shall take good care of the Premises and the fixtures and appurtenances therein, and shall, in the use and occupancy of the Premises, conform to all laws, orders, and regulations of the federal, state, and municipal governments or any of their departments. Lessor shall make all necessary repairs to the Premises, except where the repair has been made necessary by misuse or neglect by Lessee or Lessee's agents, servants, visitors, or licensees. All improvements made by Lessee to the Premises, which are so attached to the Premises that they cannot be removed without material injury to the Premises, shall become the property of Lessor upon installation. Not later than the last day of the term, Lessee shall, at Lessee's expense, remove all of Lessee's personal property and those improvements made by Lessee which have not become the property of the Lessor, including trade fixtures, cabinet work, movable paneling, partitions, and the like; repair all injury done by or in connection with the installation of removal of said property and improvements; and surrender the Premises in as good condition as they were at the beginning of the term, reasonable wear and tear, damage required to be repaired by Landlord, damage not required to be repaired by Tenant and damage by fire, the elements, casualty, or other cause not due to the misuse or neglect by Lessee, Lessee's agents, servants, visitors, or licensees, excepted. All other property of Lessee remaining on the Premises after the last day of the term of this Lease shall be conclusively deemed abandoned and may be removed by Lessor, and Lessee shall reimburse Lessor for the cost of such removal. Lessor may have any such property stored at Lessee's risk and expense. Notwithstanding the foregoing, Tenant shall have no obligation to perform any structural alterations or alternations which affect any building system in order to comply with any laws.

         Notwithstanding anything to the contrary contained herein, Lessee shall have the right to require that Lessor elect, prior to the installation of any item not becoming Lessor's property pursuant to this Paragraph, whether Lessor will require the removal of any such item or items by Lessee at the end of the Lease and Lessor shall notify Lessee of its election without unreasonable delay.

7.       WINDOW CLEANING.

         Tenant till not clan nor require, permit, suffer, or allow any window in the Disclosed Premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of any Board or body having or asserting jurisdiction hereof.

8.       ALTERATIONS, ADDITIONS, OR IMPROVEMENTS.

         Lessee shall not, without first obtaining the written consent of Lessor, which consent will not be unreasonably withheld or delayed, make any, additions, or improvements in, to, or about the Premises.

         Subject to the prior written consent of Owner, and co the provisions of this article. Tenant, at Tenant's expense may make alterations, installations, additions, or improvements which are nonstructural and which do not affect utility services or plumbing and electricity lines, in or to the interior of the Demised Premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations, or improvements, at its expense, obtain all permits, approvals, and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals, and certificates to Owner, and Tenant agrees to carry and will cause Tenant's contractors and subcontractors to carry such workman's compensation, general liability, personal and property damage insurance, as Owner may reasonably require. Notwithstanding the foregoing, there shall generally be no alterations or changes to this space, this being designated as "the chapel space", without the express written consent of the Landlord.

9.       ACTIVITIES INCREASING FIRE INSURANCE RATES.

         Lessee shall not do or suffer anything to be done on the Premises which will increase the rate of fire insurance on the Building.

         Tenant shall not do or permit any w or thing to be done in or to the Demised Premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire, or other policies of insurance at any time carried by or for the benefit of Owner with respect to the Demised Premises or the Building of which the Demised
         Premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the Demised Premises, except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy when the premises were occupied. Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this Lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums therefor paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the Building or Demised Premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises.

10.      ABANDONMENT.

         Lessee shall not, without first obtaining the written consent of the Lessor, abandon the Premises, or allow the Premises to become vacant or deserted. Lessor shall consent to Lessee abandoning the Premises or allowing the same to become vacant or deserted provided Lessor's insurance is nor jeopardized and provided further that any additional premiums resulting therefrom are borne by Lessee.

11.      ASSIGNMENT AND SUBLEASE.

         Lessee may assign or sublease the within Lease to any party subject to the following:

A. In the event that the Lessee desires to sublease, or assign the Premises to any other party, the terms and conditions of such sublease or assignment shall be communicated to the Lessor in writing prior to the effective date of any such sublease or assignment, and, the Lessor shall have the option, exercisable in writing to the Lessee, to recapture the within Lease so that such prospective sublessee or assignee shall then become the sole Lessee of Lessor hereunder and the within Lessee shall be fully released from any and all obligations hereunder. Lessor shall have fifteen (15) business days after submission of the proposed sublease or assignment complete in all respects and conditioned only on Lessor's approval to elect the rights afforded Lessor pursuant to this Subparagraph A.

B. In the event that the Lessor elects not to recapture the Lease as hereinabove provided, the Lessee may nevertheless assign this Lease or sublet the whole or any portion of the Premises, subject to the Lessor's prior written consent, which consent shall not unreasonably withheld on the following terms and conditions:

         (1) The Lessee shall provide to the Lessor the name and address of the assignee or sublessee.

         (2) The assignee shall assume, by written instrument, all of the obligations of this Lease, and a copy of such assumption agreement shall be furnished to the Lessor within ten (10) days of its execution.

         (3) The Lessee and each assignee shall be and remain liable for the observance of all of the covenants and provisions of this Lease including, but not limited to, the payment of rent reserved herein, through the entire term of this Lease.

         (4) In any event, the acceptance by the Lessor of any rent from the assignee or from any of the subtenants or the failure of Lessor to insist upon strict performance of any of the terms, conditions, and covenants herein shall not release the Lessee herein, nor any assignee assuming this Lease, from any and all of the obligations herein during and for the entire term of this Lease.

C. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment.

D. If Tenant assigns and/or sublets the space, as described herein, with Landord's consent, and the sublessee elects to exercise the option to renew provision described herein, then for the second term of the lease, the primary tenants liability shall cease upon said initial term.

12.      COMPLIANCE WITH RULES AND REGULATIONS.

         Lessee shall observe and comply with the rules and regulations hereinafter set forth in Exhibit B which are made a part hereof and with such further reasonable rules and regulations as Lessor may prescribe, on written notice to the Lessee, for the safety, care, and cleanliness of the Building and the comfort, quiet, and convenience of other occupants of the Building. Lessee shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Lessor reserves the right to prescribe the weight and position of all safes and other heavy machines, and mechanical equipment. Such installations shall be placed and maintained by Lessee, at Lessee's expense, in settings sufficient, in Lessor's reasonable judgment, to absorb and prevent vibration, noise, and annoyance.

         In the event Tenant disputes the reasonableness of additional rule or regulation hereinafter imposed or adopted by the Landlord, the parties agree to submit the question of reasonableness of such rule or regulation to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. If there is any conflict between this Lease and any rule or regulation, the terms of this Lease will prevail.

13.      DAMAGE TO THE BUILDING.

         If the Building is damaged by fire or other cause to such extent that the cost or restoration, as reasonably estimated by Lessor, will equal or exceed twenty-five (25%) percent of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then, Lessor may, no later than the sixtieth (60th) day following the damage, give Lessee a notice of election to terminate this Lease, or, if the Premises shall not be reasonably usable for the purpose for which they are leased hereunder for a period in excess of 90 days, then Lessee may, no later than the sixtieth (60th) day following the damage, give Lessor a notice of election to terminate this Lease. In either said event of election, this Lease shall be deemed to terminate on the thirtieth (30th) day after the giving of said notice, and lessee shall surrender possession of the Premises within a reasonable time thereafter, and the basic rent, and any additional rent paid for any period beyond said date shall be repaid to Lessee. If the cost of restoration as estimated by Lessor shall amount to less than twenty-five (25%) percent of replacement value of the Building, or if, despite the cost, Lessor does not elect to terminate this Lease, Lessor shall restore the building and the Premises with reasonable promptness, subject to delays beyond Lessor's control, and delays in the making of insurance adjustments between Lessor and his insurance carrier, and Lessee shall have no right to terminate this Lease. Lessor need not restore fixtures and improvements owned by Lessee.

         Tenant waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this Paragraph shall govern and control in lieu thereof.

         In any case in which use of all or any portion the Premises is affected by any damage to the Building, there shall be either an abatement or an equitable reduction in basic rent depending on the period for which and the extent to which the Premises are not reasonably usable for the purpose for which they are leased hereunder. The words "restoration" and "restore" as used in this Paragraph 12 shall include repairs. If the damage results from the fault of the Lessee, or Lessee's agents, servants, visitors, or licensees, Lessee shall not be entitled to any abatement or reduction in such basic rent.

         The Lessor or its agents shall not be liable for any damage to property of the Tenant or of others entrusted to employees of the Building, nor for loss of or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence or willful misconduct of Owner, its agents, servants, or employees. Owner or its agents will not be liable for any such damage caused by other Tenants or persons in, upon or about said Building or caused by operations in construction of any private, public, or quasi public work. If at any time any windows of the Demised Premises are temporarily closed, darkened, or bricked up (or permanently closed, darkened, or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant form its obligations hereunder not constitute an eviction. Tenant shall indemnify and save harmless Owner against and from liabilities, obligations, damages, penalties, claims, costs, and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered, or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this Lease, or the negligence of the Tenant, Tenant's agents, contractors, employees, invitees, or licensees. Tenant's liability under this Lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee, or licensee of any sub-tenant. In case any action or proceeding by counsel selected by Tenant and approved by Owner in writing, such approval not to be unreasonably withheld.

14.      WAIVERS OF SUBROGATION.

         Notwithstanding the provision of Paragraph 12 of this Lease, in any event of loss or damage to the Building, the Premises and/or any contents, each party shall look first to any insurance in its favor before making any claim against the other party, and to the extent possible without cost, each party shall obtain, for each policy of insurance, provisions permitting waiver of any claim against the other party for loss or damage within the scope of such insurance, and each party, to such extent as permitted by law and, if possible, without any additional premiums, for itself and its insurers waives all such insured claims against the other party, by way of Subrogation or otherwise.

         The foregoing release and waiver shall be enforced only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance.

15.      EMINENT DOMAIN.

         If Lessee's use of the Premises is adversely affected due to the taking by eminent domain of (a) the Premises or any part thereof or any estate therein; or (b) any other part of the Building or any part of the parking area; then, in either event, this Lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of said termination date and any basic or additional rent paid for any period beyond said date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee which have not become the Lessor's property, and for moving expenses. In the event of a partial taking which does not effect a termination of this Lease, but does deprive Lessee of the use of a portion of the Demised Premises, there shall either be an abatement or an equitable reduction of the basic rent, and an equitable adjustment of the Base Costs depending on the period for which and the extent to which the Premises so taken are not reasonable usable for the purposes for which they are leased hereunder.

16.      INSOLVENCY OF LESSEE.

         Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditors, or (c) any action taken or suffered by Lessee under any insolvency or bankruptcy act, shall constitute a default of this Lease by lessee, and Lessor may terminate this Lease forthwith, and upon written notice of such termination, Lessee's right to possession of the Demised Premises shall cease, and Lessee shall then quit and surrender the Premises to Lessor, but Lessee shall remain liable as hereinafter provided in Paragraph 17.

17.      LESSOR'S REMEDIES ON DEFAULT.

         If Tenant defaults in fulfilling any of the covenants of this Lease other than the covenants for the payment of rent or additional rent, or if the Demised Premises becomes vacant or deserted in violation of this Lease; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the Demised Premises shall be taken or occupied by someone other than Tenant; or if this Lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within thirty (30) days after the commencement of the term of this Lease, then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen
         (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this Lease upon tenant, and upon the expiration of said three (3) days, this Lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this Lease and the term thereof and Tenant shall then quit and surrender the Demised Premises to Owner, but Tenant shall remain liable as hereinafter provided. If the notice provided above shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required and such default remains uncured for ten 10) days after written notice from Landlord; then and in any such events Owner may without notice re-enter the Demised Premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of Demised Premises and remove their effects and hold the Premises as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or institute legal proceedings to that end. If Tenant shall make default hereunder beyond the expiration of the applicable grace period prior to the date fixed as the commencement of any renewal or extension of this Lease, Owner may cancel and terminate such renewal or extension Agreement by written notice. If this Lease shall have been so terminated by Lessor pursuant to Paragraph 15 or 16 hereof, Lessor may, at any time thereafter, resume possession of the Premises by any lawful means and remove Lessee or other occupants and their effects.

         IF LANDLORD IS REQUIRED TO PROCESS FOR COLLECTION OR POSSESSION OR IS CAUSED TO EXPEND LEGAL RESOURCES AS A RESULT OF LESSEE'S DEFAULT UNDER THIS LEASE, THEN LESSEE SHALL BE RESPONSIBLE FOR ALL REASONABLE LEGAL FEES AND COSTS AS A RESULT OF SAID DEFAULT.

18.      DEFICIENCY.

         In any case where Lessor has recovered possession of the Premises by reason of Lessee's default, Lessor may, at Lessor's option, occupy the Premises or cause the Premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, and may relet the Premises or any part thereof as agent of Lessee or otherwise, for a term or terms to expire prior to, at the same time as, or subsequent to, the original expiration date of this Lease, at Lessor's option, and receive the rent thereof. Rent so received shall be applied first to the payment of such expenses as Lessor may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining premises, or otherwise changing or preparing for reletting, and the reletting, including brokerage and reasonable attorney's fees, and then to the payment of damages in amounts equal to the rent hereunder and to the costs and expenses of performance of other covenants of the Lessee as herein provided.

         Lessee agrees, in any such case, whether or not Lessor has relet, to pay to Lessor damages equal to the basic and additional rent and other sums herein agreed to be paid by Lessee, less the net proceeds of the reletting, if any, as ascertained from time to time, and the same shall be payable by Lessee on the several rent days above specified. Lessee shall not be entitled to any surplus accruing as a result of such reletting. In reletting the Premises, as aforesaid, Lessor may grant rent concessions, and Lessee shall not be credited therewith. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof. If Lessor elects, pursuant hereto, actually to occupy and use the Premises or any part thereof during any part of the balance of the term as originally fixed or since extended, there shall be allowed against the Lessee's obligation for rent or damages as herein defined, during the period of Lessor's occupancy, the reasonable value of such occupancy, not to exceed in any event the basic and additional rent herein reserved and such occupancy shall not be construed as a release of Lessee's liability hereunder.

         Alternatively, in any case where Lessor has recovered possession of the Premises by reason of Lessee's default beyond the expiration of the applicable grace period, Lessor may, at Lessor's option and at any time thereafter, and without notice or action by Lessor, and without prejudice to any other rights or remedies it may have hereunder or at law or equity, become entitled to recover from Lessee, as damages for such breach, in addition to such other sums herein agreed to be paid by Lessee, to the date of re-entry, expiration and/or dispossess an amount equal to the difference between the rent and additional rents reserved in this Lease from the date of such default to the date of expiration of the original term demised and the then fair and reasonable rental value of the Premises for the same period. Said damages shall become due and payable to the Lessor immediately upon such breach of this Lease and without regard to whether this Lease be terminated or not, and if this Lease be terminated, without regard to the manner in which it is terminated. In the computation of such damages, the difference between any installments of rent (basic and additional) thereafter becoming due and the fair and reasonable rental value of the Premises for the period for which such installment was payable shall be discounted to the date of such default at the rate of a three year T-bill.

         The failure of Owner to relet the premises or any parts thereof shall not release or affect Tenant's liability for damages. In computing damages there shall be deducted from the net proceeds of any reletting such expenses as Lessor may incur in connection with reletting, such as legal expenses, attorneys' fees, brokerage, advertising, and for keeping the demised premises in good order or for preparing the same for reletting. Owner shall in no event be liable in any way whatsoever for failure to relet the demised premises, or in the event that the demised premises are relet for failure to collect the rent thereof under such reletting. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions in this Lease, lessor shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings, and other remedies were not herein provided for.

         Lessor's remedies hereunder are in addition to any remedy allowed by law.

         Lessee hereby waives all right of redemption to which Lessee or any person claiming under Lessee might be entitled by any law now or hereafter in force.

19.      SUBORDINATION OF LEASE.

         This Lease shall be subject and subordinate to any underlying leases and to any first mortgage and trust deed which may now or hereafter affect such leases or the real property of which the Premises form a part, and also to all renewals, modifications, consolidations, and replacements of said underlying leases and said first mortgage and trust deed. Although no instrument or act on the part of Lessee shall be necessary to effectuate such subordination, Lessee will, nevertheless, execute and deliver such further instruments confirming such subordination of this Lease as may be reasonably desired by the holders of said first mortgage and trust deeds or by any of the Lessors under such underlying leases. If any underlying lease to which this Lease is subject terminates, Lessee shall, on timely request, attorn to the owner of the reversion. Lessor shall use its best efforts to obtain a non-disturbance agreement from the holder of any underlying leases, first mortgage, or trust deed.

                  If Lessor applies any part of said deposit to cure any default of Lease, Lessee shall, on demand, deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this Lease. Lessor, in the event that the Demised Premises are sold, shall transfer and deliver the security, as such, to the purchaser of the Demised Premises and shall notify Lessee thereof, and thereupon Lessor shall be discharged from any further liability in reference thereto. Lessee covenants and agrees that, upon the increase in rental pursuant to this Lease, or any option period, Lessee shall deposit with Lessor such additional security to the number of months security required.

         Nothing in this Paragraph shall require Lessor to place security deposit funds into an escrow account. Lessor's sole obligation is to return said funds at the expiration of the lease term, assuming that there is no legitimate setoff for same.

20.      SECURITY DEPOSIT.

         Lessee shall deposit with the Lessor on the signing of this Lease, the sum of $709.93, which represents additional security representing two
         (2) months total security, giving a credit of $1,558.32 from the Tenant's previous Lease. (The total security requirement is $2,268.25).

         If Lessor applies any part of said deposit to cure any default of Lessee, Lessee shall, on demand, deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this Lease. Lessor, in the even that the Demised Premises are sold, shall transfer and deliver the security, as such, to the purchaser of the Demised Premises and shall notify Lessee thereof, and thereupon Lessor shall be discharged from any further liability in reference thereto. Lessee covenants and agrees that, upon the increase in rental pursuant to this Lease, or any option period, Lessee shall deposit with Lessor such additional security to the number of months security required.

         Nothing in this Paragraph shall require Lessor to place security deposit funds into an escrow account without interest. Lessor's sole obligation is to return said funds at the expiration of the lease term, assuming that there is no legitimate setoff for same.

21.      RIGHT TO CURE LESSEE'S BREACH.

         If Lessee breaches any covenant or condition of this Lease, Lessor may, on reasonable notice to Lessee (except that no notice need be given in case of emergency), cure such breach at the expense of Lessee and the reasonable amount of all expenses, including attorneys' fees, incurred by Lessor in so doing (whether paid by Lessor or not) shall be deemed additional rent payable. Said rent shall be payable within fifteen days of rendition of any billing statement to tenant therefore.

22.      MECHANIC'S LIENS.

         Lessee shall, within fifteen (15) days after notice from Lessor, discharge or satisfy by bonding or otherwise, any mechanic's liens for materials or labor claims to have been furnished to the Premises on Lessee's behalf.

23.      NOTICES.

         Any notice by either party to the other shall be in writing and shall be deemed to have been duly given only if delivered personally or sent by registered mail or certified mail return receipt requested in a postpaid envelope addressed, if to Lessee, at the above described Building with a copy to:___________________________________________ or, to Lessor as specified in this Lease, or to either at such other address as Lessor or Lessee, respectively, may designate in writing. Notice shall be deemed to have been duly given, if delivered personally, on delivery thereof, and if mailed, upon the tenth (10th) day after mailing thereof. Facsimile transmittals with accompanying confirmation statements shall be proper notice under the Lease.

24.      NO WAIVER.

         The failure of either party to insist on strict performance of any covenant or condition hereof, or to exercise any option herein contained, shall not be construed as a waiver of such covenant or condition or option in any other insurance. This Lease cannot be changed or terminated orally.

         Specifically, the failure of Lessor to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease or of any of the Rules and Regulations, set forth or hereafter adopted by Lessor, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Lessor of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach and no provision of this Lease shall be deemed to have been waived by Lessor, unless such waiver be in writing signed by Lessor. No payment by Tenant or receipt by Lessor of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy in this Lease provided. No act or thing done by Lessor or Lessor's agents during the term hereby demised shall be deemed an acceptance of a surrender of said Premises, and no agreement to accept such surrender shall be valid unless sin writing signed by Lessor. no employee of Lessor or Lessor's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of the keys to any such agent or employee shall not operate as a termination of the Lease or a surrender of the Premises.

25.      INTERRUPTION OF SERVICES OR USE.

         Interruption or curtailment of any service maintained in the Building, if caused by strikes, mechanical difficulties, government preemption in connection with a national emergency, conditions of supply and demand affected by any governmental emergency or any causes beyond Lessor's control, whether similar or dissimilar to those enumerated, shall not entitle Lessee to any claim against Lessor or to any abatement in rent, and shall not constitute constructive or partial eviction, unless
         Lessor  fails  to  take  such  measures  as  may be  reasonable  in the circumstances to restore the service without undue delay. If the Premises are rendered untenantable in whole or in part, for a period of five (5) consecutive business days, by the making of repairs, replacement, or additions, other than those made with Lessee's consent or caused by misuse or neglect by Lessee or Lessee's agents, servants, visitors, or licensees or because of Landlord's failure to perform its obligations hereunder, there shall be a proportionate abatement of rent during, from and after said fifth (5th) consecutive business day and continuing for the period of such untenantability. Notwithstanding the above, Lessor shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Building provided that Tenants access to the premises and Tenants use of the premises is not adversely affected and to change the name, number, or designation by which the Building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance, or injury to business arising from Owner or other Tenant's making any repairs in the Building or any such alterations, additions, and improvements, provided, however, that said alterations shall be done with a minimum of inconvenience to Tenant and Landlord shall pursue any alterations with due diligence. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the Building by Tenant's social or business visitors as the Owner may deem necessary for the security of the Building and its occupants.

26.      CONDITIONS OF LESSOR'S LIABILITY.

         Lessee shall not be entitled to claim a constructive eviction from the Premises unless Lessee shall have first notified Lessor in writing of the condition or conditions giving rise thereto, and, if the complaints be justified, unless Lessor shall have failed within a reasonable time after receipt of such notice to remedy, or commence and proceed with due diligence to remedy, such condition or conditions.

27.      RIGHT TO SHOW PREMISES.

         Lessor may show the Premises to prospective purchasers and mortgagees; and during the six (6) months prior to termination of this Lease, to prospective tenants, during business hours on reasonable notice to Lessee.

28.      NO OTHER REPRESENTATIONS.

         No representations or promises shall be binding on the parties hereto except those representations and promises contained herein or in some future writing signed by the party making such representation(s) or promise(s). Specifically, neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the Building, the land upon which it is erected or the Demised Premises, the rents, leases, expenses of operations, or any other matter or thing affecting or related to the Premises except as herein expressly set forth and no rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. Tenant has inspected the building and the Demised Premises and is thoroughly acquainted with their condition and except as otherwise provided in Article 33 agrees to take the same "as is" and acknowledges that the taking of possession of the Demised Premises by Tenant shall be conclusive evidence that the said Premises and Building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects except as otherwise provided in Article 33. All understandings and agreements heretofore made between the parties hereto are merged in this Lease, which alone fully and completely expresses the agreement between the Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge, or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge, or abandonment is sought. Landlord does represent that there is an existing Certificate of Occupancy for an office building use permitting such uses in the Premises.

29.      LESSOR OPTION TO BUY OUT LEASE.

         If the Lessor shall sell the building of which this leased premises forms a part, then landlord shall have the option to within thirty (30) after the date of such sale to buyout the Lessee's lease, and Lessee shall be obligated to vacate the premises in accordance with the terms and conditions promulgated herein. These terms and conditions are:

A. Lessor must provide at least four (4) months written notice, either by Certified Mail Return Receipt OR by personal delivery for one (1) year lease Lessee's and six (6) months notice to Lessees whose leases exceed one year. A Lessee with an option to renew shall be considered a "more than one year Lessee." A Lease with one year or less remaining on its lease with no option to renew shall be considered a "one year lease" Lessee.

B. The buyout price of a more than one year Lessee shall be equal to the first year's base rental plus Tenants moving cost; the buyout price for a one year Lessee shall be one-half (1/2) of the first years base rental.

C. Payment shall be made by Lessor tendering certified bank funds equal to 10% of the buyout price into an escrow account to be maintained by a title agency licensed by the State of New York (or some other third party fiduciary acceptable to both parties), at the date of initial notice to the Lessee. The balance of said funds shall be tendered on the date Lessee vacates the premises, provided that no funds are to be released to Lessee by the escrow agent until such time as Lessee does actually vacate, AND Lessee executes a release in form reasonably satisfactory to Lessor.

30.      QUIET ENJOYMENT.

         Lessor covenants that if, and so long as, Lessee pays the rent, and any additional rent as herein provided, and performs the covenants hereof, Lessor shall do nothing to affect and no person claiming by through or under Landlord shall affect Lessee's right to peaceably and quietly have, hold, and enjoy the Premises for the term herein mentioned, subject to the provisions of this Lease.

31.      LESSEE'S ESTOPPEL.

         Lessee shall, from time to time, on not less than twenty (20) days prior written notice by Lessor, execute, or acknowledge, and deliver to Lessor a written statement certifying that the Lease is unmodified and in full force and effect, or that the Lease is in full force and effect as modified and listing the instruments of modifications; the dates to which the rents and charges have been paid, and, whether or not, to the best of Lessee's knowledge, Lessor is in default hereunder, and if so, specifying the nature of the default. It is intended that any such statement delivered pursuant to this Paragraph 29 may be relied on by a prospective purchaser of Lessor's interest or mortgagee of Lessor's interest or assignee of any mortgage of Lessor's interest in the Building.

32.      HOLDOVER TENANCY.

         If Lessee holds possession of the Premises after the term of this Lease, Lessee shall become a Tenant from month to month under the provisions herein provided, but a monthly basic rental of one hundred fifty (150%) percent of the basic rent for the last month of the term or any renewal term, payable in advance on the first (1st) day of each month, and such tenancy shall continue until terminated by Lessor, or until Lessee shall have given to Lessor a written notice, at least thirty (30) days prior to the intended date of termination of Lessee's intent to terminate such tenancy.

33.      LESSOR'S WORK - LESSEE'S DRAWINGS.

         There is no obligation on the part of the Lessor to do any work or make any repairs as a prerequisite to Lessee occupying the space under this Lease.

34.      SERVICES TO BE PROVIDED BY LESSOR.

         While Lessee is not in default under any of the provisions of this Lease, Lessor agrees to furnish the particular services, set forth on Exhibit D attached hereto and made apart hereof, and subject to the conditions therein stated. If Lessee shall default hereunder, Landlord shall not terminate services described in Exhibit D, until fifteen (15) day notice grace period has expired. Except as set forth in said Exhibit D, Lessee shall pay the cost of all other services required by Lessee. Notwithstanding the requirements of said Exhibit D, Lessor shall not be liable for failure to furnish to furnish any of the foregoing when such failure is caused by conditions beyond the control of Lessor including, but not limited to, acts of God, accident, repairs, or strikes; such failure shall not constitute an eviction. Lessor shall not be liable, under any circumstances, for loss of, or injury to property, however occurring, through or in connection with or incidental to the furnishing of or failure to furnish any of the services required by said Exhibit D, unless caused by the negligence or willful misconduct of Landlord or its agents, employees or contractors or by Landlord's breach of obligations under this Lease.

35.      ELECTRIC.

A. Landlord shall furnish the electric energy that Tenant shall require on a rent inclusion basis to be used by Tenant in the Demised Premises in such reasonable quantities as may be required by Tenant to service its computers and other ordinary office equipment, air conditioning, and lighting in the Demised Premises. Landlord shall provide unlimited access to the building on the part of the Tenant 24 hours a day or 7 days a week, with no obligation to provide heating and air conditioning services at no charge to tenant during overtime hours. There shall be no charge to Tenant for electric energy by way of measuring same on any meter or otherwise, such electric energy being included in Landlord's services which are covered by the annual rental reserved herein.
         Landlord shall not be liable in any event to Tenant for failure or defect in the supply or character of electric energy furnished to the Demised Premises by reason of any requirement, act, or omission of the public utility servicing the Building with electricity or for any reason not attributable to the negligence of the Landlord.

B. Landlord shall furnish and install all replacement lighting tubes, lamps, bulbs, and ballasts required in the Demised Premises, at Tenant's sole cost and expense, except for labor which shall be done by the Landlord. Tenant agrees that it will make no electrical installations, alterations, or additions, without the prior written consent of Landlord in each instance.

C. Tenant will, at all times, comply with the rules, regulations, terms and conditions applicable to the service, equipment, wiring, and requirements of the public utility supplying to electricity to the Building. Tenant covenants and agrees that, at all times, it s use of electric current will not exceed the capacity of existing feeders to the Building or the risers or wiring installation, and the Tenant will not use any electrical equipment which, in Landlord's reasonable judgment, will overload such installations or interfere with the use thereof by other Tenants of the Buildings. In the event that, in Landlord's reasonable judgment, Tenant's electrical requirements necessitate installation of additional riser, risers, feeders, or other proper and necessary equipment, the same shall be installed by Landlord at Tenant's sole expense, which same shall be chargeable and collectable as additional rent and paid within twenty (20) days after the rendition of a bill to Tenant therefore.

D. Tenant covenants and agrees that it shall not suffer to waste said electrical service, and expressly agrees all lights in the Demised Premises shall be turned off, except during the hours of its operation. Any lights required for security or safety may be left on.

         The change at any time of the character of electric service by the utility company serving the Building shall in no fashion make Owner liable or responsible to Tenant, for any loss, damages, or expenses which Tenant may sustain.

36.      ADDITIONAL RENT

         It is expressly agreed that Lessee will pay, in addition to the basic rent, provided in Paragraph 3 above, an additional rental to cover Lessee' s proportionate share of the increased cost to Lessor, for the categories enumerated herein, over the "Base Costs" (as hereinafter defined) for said categories.

A.       Operating Cost Escalation.
         --------------------------

         If the Operating Costs incurred for the Building in which the Demised Premises are located, and Office Building Area, for any calendar year or proportionate part thereof during the Lease term, shall be greater than the Base Operating costs (adjusted proportionately for periods less than a lease year), then Lessee shall pay to Lessor as additional rent its proportionate share of all such excess Operating Costs.
         Operating Costs shall include, by way of illustration and not of limitation, management fees, provided same do not exceed 4% of the gross rentals of the building, labor, including all wages and salaries, social security taxes, and other taxes which may be levied against Lessor upon wages and salaries (except salaries for partners of the Landlord and/or management personnel of the Landlord), supplies, repairs and maintenance, maintenance and service contracts, painting, wall and window washing, laundry and towel service, tools and equipment (which are not required to be capitalized for federal income tax purposes), fire and other insurance (except for health, accident and group life insurance for partners of the Landlord and/or management personnel of the Landlord), trash removal, lawn care, snow removal, and all other items properly constituting direct operating costs according to standard accounting practices (hereinafter collectively referred to as the "Operating Costs"), but not including depreciation of Building or equipment, interest, and amortization on any mortgage or other debt service not in the ordinary course of operating the facility, income or excess profit taxes, cost of maintaining the Lessor's corporate existence, franchise taxes, any expenditures required to be capitalized for federal income tax purposes or office expenses, manager fees or salaries of the Lessor's executive officers, providing that the good and services provided by the Landlord to the building are of comparable costs to other suppliers, and that the repairs to and the physical maintenance of the premises shall not include any capital improvements or replacement of the plant, parking lot, utility and air conditioning systems. As used in this Paragraph 34 "A", the Base Operating Costs shall be the Operating Costs incurred during the first (1st) twelve
         (12) months of Lessee's occupancy, projected as though said building was fully occupied, if same is not fully occupied during said first
         (1st) twelve (12) months of Lessee's occupancy. NOTWITHSTANDING THE FOREGOING, OPERATING COSTS SHALL EXCLUDE THE FOLLOWING: ALL CAPITAL EXPENDITURES OR IMPROVEMENTS, REAL ESTATE TAXES, WAGES AND BEFITS OF
         EMPLOYEES ABOVE THE LEVEL OF BUILDING MANAGER, ALL COSTS FOR WHICH LANDLORD IS REIMBURSED BY INSURANCE, OTHER TENANTS OR OTHERWISE, COSTS OF LEASING SPACE IN THE BUILDING AND COSTS TO CURE EXISTING VIOLATIONS OF LAW.

B.       Fuel, Utilities, and Electric Cost Escalation.
         ----------------------------------------------

         If the Utility and Energy Costs, including any rate increase, fuel surcharge or adjustment with respect thereto, incurred for the Building in which the Demised Premises are located and Office building Area for any lease year or part thereof during the lease term shall be more than the Base Utility and Energy Costs, then the Lessee shall pay the Lessor, as additional rent, its proportionate share of all, such excess Utility and Energy Costs. As used in this Paragraph, the Base Utility and Energy Costs shall be the water sewer, electricity and gas usage incurred for the Building and Office Building Areas during the first
         (1st) twelve (12) months of the Lessee's occupancy multiplied by the average of the rates in effect during said base year. In the event the Building is not fully occupied during the base year, projections shall be made with respect to usage as though the Building were fully occupied in arriving at the cost of fuel, utilities and electric cost during said base year.

C.       Tax Escalation.
         ---------------

         If the Real Estate Taxes for the Building and Office building Are at which the Demised Premises are located for any lease year or proportional part thereof, during the lease term, shall be greater than the Base Real Estate Taxes (adjusted proportionately for periods less than a lease year), then Lessee shall pay to Lessor as additional rent its proportionate share of all such excess real estate taxes.

         As used in this Paragraph 34 "C", the words and terms which follow mean and include the following:

         (1) "Base Real Estate Taxes" shall mean state, country, and town taxes levied against the entire Building and the land of which the Demised Premises form a part for the calendar year January 1, 1998 and school taxes for the fiscal year, September 1, 1998 to August 31, 1999.

         (2) "Real Estate Taxes" shall mean all property taxes as described above and assessments imposed upon the Building and the land upon which it stands. If due to a future change in the method of taxation, any franchise, income or profit tax shall be levied against Lessor in substitution for, or in lieu of, or in addition to, any tax which would otherwise constitute a Real Estate Tax, such franchise, income or profit tax shall be deemed to be Real Estate Tax for the purposes hereof.

D.       Lease Year.
         -----------

         As used in this Paragraph 34, Lease year shall mean the twelve (12) month period commencing when possession is delivered, and each twelve
         (12)
         month period thereafter. Once the base costs are established, in the event any lease period is less than twelve (12) months, then the Base Period Costs for the categories listed above shall be adjusted to equal the proportion that said period bears to twelve (12) months, and Lessee shall pay to Lessor as additional rent for such period, an amount equal to Lessee's proportionate share of the excess for said period over the adjusted base with respect to each of the aforesaid categories.

E.       Proportionate Share.
         --------------------

         Lessee's Proportionate Share of the additional rent, as defined in Subparagraphs A, B, and C hereof, shall be (2.51%) percent thereof, which the parties agree is the Lessee's share of the total of the additional rent, which Proportionate Share reflects and will be continually adjusted to reflect the ratio of the gross square feet of the rentable area of the entire Building measured outside wall to outside wall.

F.       Payment.
         --------

         Within sixty (60) days after the expiration of the time period, and after the establishment of the Base Period Costs for each of the categories referred to above, Lessor shall advise the Lessee in writing of Lessee's proportionate share with respect to each of the categories, in reasonable detail, as estimated for the next twelve (12) month period subsequent to the Base Period, in a comparative statement accompanied with the Landlords statement for any additional rent due under this article (and for each succeeding twelve (12) month period or proportionate part thereof if the last period prior to the Lessee's termination is less than twelve (12) months as then known to the Lessor) and, thereafter, the Lessee shall pay as additional rent, its proportionate share of these costs for the then current period affected by such advice (as same may be periodically revised by Lessor as additional costs are incurred) in equal monthly installments, such new rates being applied to any months for which the rental shall have already been paid which are affected by the Operating Cost Escalation and/or Utility and Energy Cost Escalation, and/or Tax Escalation Costs above referred to, as well as the unexpired months of the current period, the adjustment for the then expired months to be made at the payment of the next succeeding monthly rental all subject to final adjustment  at  the  expiration  of  each  Lease  Year  as  defined  in
         Subparagraph D hereof (as proportionate part thereof, if the last period prior to the lease's termination is less than twelve (12) months). However, Lessor shall be reimbursed by Lessee monthly during the first year of the Lease Term for additional Utility and Energy Cost Escalations resulting from an increase in the monthly rate over the Base Utility Rate as estimated above.

         Notwithstanding anything herein contained to the contrary, in the event the last period to the Lease's termination is less than twelve (12) months, the Base Period Costs shall be proportionately reduced to correspond to the duration of said final period.

         If, after Tenant shall have made payment of additional rent based on an increase of taxes, Landlord shall receive a refund of any portion of the taxes on which such payment shall have been based as a result of any application filed by or on behalf of the Landlord for the reduction in the assessed valuation of the building and the land, or from any proceeding instituted by or on behalf of the Landlord in a court of competent jurisdiction for judicial review of said assessed valuation, Landlord shall pay to the tenant, the tenant's share of the fund, after all expenses incurred by the Landlord in processing a claim for refund are appropriately and reasonably deducted.

G.       Books and Records.
         ------------------

         For the protection of the Lessee, the Lessor shall maintain books of account which shall be open to the Lessee and its representatives, at all reasonable times so that the Lessee can determine that such Operating, Utility, and Energy and Tax Costs have, in fact, been paid or incurred. Any disagreement with respect to any one (1) or more of said charges if not satisfactorily settled between the Lessor and the Lessee shall be referred by either party to an independent certified public accountant cannot be agreed upon, the American Arbitration Association may be asked by either party to select an arbitrator whose decision on the dispute will be final and binding upon both parties, who shall jointly share any cost of such arbitration.

         Landlord agrees to make any reasonable extracts of such books and records at Tenants expense. The payment of any additional rent under this article without such examination or inspection shall not be deemed as waiver of any error revealed by a subsequent examination and inspection for the year for which the payment shall have been made. If in respect to any subsequent lease year for which additional rent may be currently payable, the books and records are not made promptly available upon demand by the Tenant, then any additional rent for that year shall in no event be due and payable earlier than thirty (30) days after such demand is honored.

37.      WAIVER OF TRIAL BY JURY.

         To the extent such waiver is permitted by law, the parties waive trial by jury in any action or proceeding brought in connection with this Lease or the Premises.

38.      LATE CHARGE.

         Anything in this Lease to the contrary notwithstanding, at Lessor's option,

         Lessee shall pay a "Late Charge" of five (5%) percent of any installment of rent or additional rent paid more than ten (10) days after the due date thereof, to cover the extra expense involved in handling delinquent payments. The five (5%) percent number shall compound in the event of consecutive delinquencies.

39.      PARAGRAPH HEADINGS.

         The paragraph headings in the Lease and position of its provisions are intended for convenience only and shall not be taken into consideration in any construction or interpretation of this Lease or any of its provisions.

40.      APPLICABILITY TO HEIRS AND ASSIGNS.

         The provisions of this Lease shall apply to, bind and inure to the benefit of Lessor and Lessee, and their respective heirs, successors, legal representatives and assigns. It is understood that the term "Lessor" as used in this Lease means only the owner, a mortgagee in possession or a term lessee of the entire Building, so that in the event of any sale of the Building or of any lease thereof, or if a mortgagee shall take possession of the Premises, the Lessor named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Lessor hereunder accruing thereafter, and it shall be deemed without further agreement that the purchaser, the term lessee of the Building, or the mortgagee in possession has assumed and agreed to carry out any an all covenants and obligations of the Lessor hereunder.

41.      PARKING SPACES.

         Lessee's occupancy of the Demised Premises shall include the use of three (3) parking spaces only, all of which shall unassigned. Tenant shall not be permitted to park in the front of the building, which spaces shall be reserved for visitors to the Building. All parking spaces in the rear lot of the Building (other than those for visitors or handicapped) shall be unassigned.

42.      LESSOR'S LIABILITY FOR LOSS OF PROPERTY.

         Lessor shall not be liable for any loss of property from any cause whatsoever including, but not limited to, theft or burglary from the Demised Premises and Lessee covenants and agrees to make no claim for any such loss at any time, unless such liability is the result of the gross negligence or intentional acts on the part of the Landlord, or any of Landlord's agents employees or contractors.

43.      BROKER.  NO BROKER HAS BEEN INVOLVED IN THIS TRANSACTION

44.      PERSONAL LIABILITY.

         Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this lease by Lessor, that there shall be absolutely no personal liability on the part of the Lessor, its successors, assigns, or any mortgagee in possession (for the purposes of this Paragraph, collectively referred to as "Lessor"), with respect to any of the terms, covenants, and conditions of this Lease, and that Lessee shall look solely to the equity of Lessor in the Building for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor of any of the terms, covenants, and conditions of this Lease to be performed by Lessor, such exculpation of liability to be absolute and without any exceptions whatsoever.

45.      NO OPTION.

         The submission of this Lease Agreement for examination does not constitute a reservation of, or option for, the premises, and this Lease Agreement becomes effective as a Lease Agreement only upon execution and delivery thereof by Lessor and Lessee.

46.      SHORT FORM MEMO.

         Either party shall have the right, once Lessee is in possession of the Premises, to require the recording of a memorandum of Lease stating anything contained in the Lease sought by either party other than the specific rent or additional rent provisions. The party requesting said memorandum of lease shall pay for its preparation and recording.

47.      ACCESS.

         Lessor shall provide Lessee with a key to the Building as required by Lessee.

         Owner or Owner's agents shall have the right (but shall not be obligated) to enter the Demised Premises in any emergency at any time after attempting to give notice, and, at other situations during business hours upon reasonable prior notice to examine the same and to make such repairs, replacements and improvements s Owner may deem necessary and reasonably desirable to the Demised Premises or to any other portion of the Building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and that are behind the walls, floors, ceiling of the Demised Premises and to erect new pipes and conduits therein provided they are concealed within the existing walls, floor, or ceiling. Owner may, during the progress of any work in the Demised Premises, take all necessary materials and equipment into said Premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. All of the aforesaid repairs shall be of professional quality and those expected in a first class office space. The repair shall be of professional quality an those expected in a first class office space. The repair shall be completed with all due diligency by the Landlord. Whenever the Landlord is performing any work or storing any materials in the Premises pursuant to this Article 48 or any other provision of this Lease, Landlord shall use its best efforts to minimize interference with Tenant's use and enjoyment of the Premises.

48.      INSURANCE

         Tenant shall, at its own expense, during the term hereof and any extended term, maintain and deliver to the Landlord, public liability and property damage insurance policies with respect to the Demised Premises, in which both Landlord and Tenant shall be named as insures, with limits of at least FIFTY THOUSAND AND 00/100 ($50,000.00) DOLLARS for property damage, FIVE HUNDRED THOUSAND AND 00/100 ($500,000.00) DOLLARS for injury or death to any one (1) person, and ONE MILLION AND 00/100 ($1,000,000.00) DOLLARS for any one (1) accident. Such policy or policies shall be in such form and with such insurance companies as shall be reasonably satisfactory to the Landlord with provision for at least ten (10) days notice to Landlord or cancellation. At least ten
         (10) days before the expiration of any such policy, Tenant shall supply Landlord with a substitute therefore, with evidence of payment of the premiums thereof. If such premiums shall not be so paid by Landlord, shall be added to the installment of monthly rent becoming due on the first of the next succeeding month and shall be collected and deemed as rent.

49.      TENANT LOCKS

         In the event Tenant installs its own locks upon the subject Premises, it will deliver to the Landlord a copy of keys to all doors and alarm systems, so the Landlord may have access to the Demised Premises in accordance with the terms of this Lease.

50.      LANDLORD REPRESENTATIONS.

         Landlord represents Tenant that to the best of Landlord's knowledge (a) the existing certificate of occupancy for the Building permits office use in the Premises, (b) Landlord shall maintain the existing certificate of occupancy to permit Tenant to use the premises as office space, (c) the Premises, all parking areas and all common spaces and building systems of the Building are in compliance with all applicable laws and contains
         (d) all building systems are in reasonable working order.

51.      RENEWAL OPTION

         There is no renewal option included in this Lease.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

WITNESS                                           For Owner/Lessor

                                                  MONTEBELLOW PARK

                                           By:    /s/ Gary M. Goldberg
                                                  ------------------------------
                                                  Gary M. Goldberg


WITNESS/ATTEST                                    For Tenant/Lessee

                                                  SEAK INTERNATIONAL

                                                  /s/ Deborah K. Eininger
                                                  ------------------------------
                                                  Deborah K. Eininger, President